Supplement to the
Fidelity® Balanced Fund
Class A, Class M, Class C, Class I, and Class Z
November 11, 2024
Summary Prospectus

Ali Khan no longer serves as Co-Portfolio Manager of the fund.
Douglas Simmons no longer serves as Co-Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Pranay Kirpalani (Co-Portfolio Manager) has managed the fund since 2024.
Christopher Lin (Co-Portfolio Manager) has managed the fund since 2024.
ABAL-SUSTK-0725-100 1.9921030.100	July 3, 2025